UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2013

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CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5   Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           On January 10, 2013, CryoLife, Inc. (the “Company”) and Gerald B. Seery, former Senior Vice President, Sales and Marketing, of the Company, entered into a Release and Noncompete Agreement (the “Release and Noncompete Agreement”).  Mr. Seery’s intent to retire and the material terms of the Release and Noncompete Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with Securities and Exchange Commission on December 13, 2012, which is incorporated herein by reference.

In accordance with the terms of the Release and Noncompete Agreement, the Change of Control Agreement by and between Mr. Seery and the Company, dated as of November 2, 2008 (the “Change of Control Agreement”), was terminated and will have no further force and effect.  The material terms of the Change of Control Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2008, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: January 14, 2013	By: /s/ D. A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer